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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.


               (Exact name of registrant as specified in charter)



          Delaware                      000-24389                36-4169320
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. ELECTION OF DIRECTOR

On April 19, 2005, Mr. John N. Fox, Jr. was elected to the Board of Directors of VASCO Data Security International, Inc.

Mr. Fox was not named to any Committees of the Board. The Board of Directors and its Nominating and Governance Committee are expected to consider appointing Mr. Fox to various Committees of the Board following the Company's annual meeting of Shareholders.

Mr. Fox has not been involved in any transaction or series of transactions with the Company and is involved with any proposed transaction or series of transactions with the Company in which the amount would exceed $60,000.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS




(c) Exhibits

         Exhibit
         Number                Description
         ---------             --------------------------------------------

         99.1                   Press Release dated May 3, 2005



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: May 3, 2005                  VASCO Data Security International, Inc.
                                   --------------------------------------------
                                   (Registrant)



                                   By: /s/Clifford K. Bown
                                   ---------------------------
                                   Clifford K. Bown
                                   Chief Financial Officer





                                  EXHIBIT INDEX



Exhibit No.                            Description
-------------                          ----------------

    99.1                               Press Release dated May 3, 2005